                                                                   Exhibit 10.54

                                 REVOLVING NOTE

$2,000,000                                                ___________, _______
                                                          February 24, 2004


         FOR VALUE RECEIVED, the undersigned, DALEEN TECHNOLOGIES, INC., a Delaware corporation and each of the subsidiaries who are now or hereafter parties to this Note (collectively, "Borrower") jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower in accordance with the terms and conditions of the Export-Import Bank Loan and Security Agreement between Borrower and Bank of even date herewith (as amended from time to time, the "Loan Agreement"), up to a maximum principal amount of Two Million Dollars ($2,000,000) ("Principal Sum"), or so much thereof as may be advanced or readvanced from time to time, and remains unpaid. Borrower may request Advances under this Note in accordance with the Loan Agreement. The unpaid Principal Sum, together with interest thereon at the rate or rates provided in the Loan Agreement, shall be payable as set forth in the Loan Agreement.2

         This Note is one of the Loan Documents described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and Advances evidenced hereby are made. This
Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments.

         Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

                  The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

                  (a) The failure of Borrower to pay to Bank when due any and all amounts payable by Borrower to Bank under the terms of this Note; or

                  (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Loan Documents.

         Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrower to Bank under the terms of this Note shall immediately become due and payable by Borrower to Bank without notice to Borrower or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

         Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Georgia, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.

         BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF GEORGIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.

WITNESS/ATTEST:                             DALEEN TECHNOLOGIES, INC.


/s/ Antonia Alvarez                         By: /s/ Dawn R. Landry        (SEAL)
-------------------------                      --------------------------------
                                                Name:  Dawn R. Landry
                                                Title: VP & General Counsel

WITNESS/ATTEST:                             DALEEN IAC , LLC


 /s/ Robert Gordon                          By:  /s/ Gordon Quick        (SEAL)
-------------------------                      --------------------------------
                                                Name:  Gordon Quick
                                                Title: Manager

WITNESS/ATTEST:                             DSI, INC.


/s/ Antonia Alvarez                         By:  /s/ Dawn R. Landry      (SEAL)
-------------------------                      --------------------------------
                                                Name:  Dawn R. Landry
                                                Title: VP & General Counsel

WITNESS/ATTEST:                             DALEEN SOLUTIONS, INC.


 /s/ Antonia Alvarez                        By:  /s/ Dawn R. Landry      (SEAL)
-------------------------                      --------------------------------
                                                Name:  Dawn R. Landry
                                                Title: VP & General Counsel

                          AFFIDAVIT REGARDING DELIVERY
         (attach to note or other written obligation to pay money)


         I, _____________________________ hereby certify that I am a
_________________ of Silicon Valley Bank and that the foregoing Promissory Note or other written obligation to pay money was delivered to me as a representative of Silicon Valley Bank in the State of _________, County of _________________ by _________________ of __________________.



                         Signature of Officer of Lender




         On this the ____ day of ___________, 2004 before me, the undersigned a Notary Public in and for the State of _________, County of ____________, personally known to me or proved to me on the basis of satisfactory evidence to be a ______________ of Silicon Valley Bank, that executed the foregoing affidavit on behalf of such party and acknowledged to me that such party executed the foregoing pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of Georgia, County of
___________.


                                                 -----------------------------
                                                       Notary Signature

                                                     My Commission Expires: